UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 25, 2005
                Date of Report (Date of earliest event reported)

                          ABRAXAS PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

  Nevada                              0-19118                 74-2584033
 (State or other jurisdiction of    (Commission             (IRS Employer
  incorporation)                     File Number)            Identification No.)


                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                                 (210) 490-4788

   (Address of principal executive offices and Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

         The information in this Report (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of the Section. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

         On July 25, 2005, Abraxas Petroleum Corporation (the "Company") announced in a press release South Texas drilling results and West Texas update.



Item 9.01 Financial Statements and Exhibits

         (c)      Exhibits

                  99.1 Press Release dated July 25, 2005 "Abraxas Announces South Texas Drilling Results and Provides West Texas Update"



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Abraxas Petroleum Corporation

                               By: /s/ Chris Williford
                                  -------------------------
                                  Chris Williford
                                  Executive Vice President, Chief Financial
                                  Officer and Treasurer
Dated:  July 25, 2005